UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   June 1, 2007

FOREST OIL CORPORATION
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

On June 1, 2007, Forest Oil Corporation announced the pricing of a private placement of $750 million of its 7.25% senior notes due 2019.  Forest plans to use the net proceeds from the offering to finance a portion of the cash consideration associated with its pending acquisition of The Houston Exploration Company.   A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The notes will not initially be registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.  The notes may be resold by the initial purchasers pursuant to Rule 144A and Regulation S under the Securities Act.  The information contained in this Current Report on Form 8-K, including the exhibit, is neither an offer to sell nor a solicitation of an offer to buy any of the securities in the notes offering or any other securities of Forest.

The foregoing materials are not a substitute for the registration statement that was filed with the SEC in connection with Forest’s proposed acquisition of The Houston Exploration Company, or the joint proxy statement/prospectus that was mailed to shareholders commencing on May 4, 2007.  Investors are urged to read the joint proxy statement/prospectus as it contains important information, including detailed risk factors.  The registration statement and other documents filed by Forest and Houston Exploration with the SEC are available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to Forest Oil Corporation, 707 17th Street, Suite 3600, Denver, CO 80202, Attention: Investor Relations; or by directing a request to The Houston Exploration Company, 1100 Louisiana Street, Suite 2000, Houston, TX 77002, Attention: Investor Relations.

Forest, Houston Exploration and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction.  Information about the participants in the solicitation is set forth in the proxy statement/prospectus-information statement.

The information furnished in this Current Report under the heading “Item 7.01 Regulation FD Disclosure” including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
99.1	Press release dated June 1, 2007 entitled “Forest Oil Announces Pricing of 7.25% Senior Notes Due 2019.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated: June 4, 2007	By	/s/ CYRUS D. MARTER IV
Cyrus D. Marter IV
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description
99.1	Forest Oil Corporation press release dated June 1, 2007 entitled “Forest Oil Announces Pricing of 7.25% Senior Notes Due 2019.”